Statutory Prospectus and Statement of Additional Information Supplement dated January 14, 2020

The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses and Statement of Additional Information for the Fund listed below:

Invesco Oppenheimer V.I. Total Return Bond Fund

This supplement amends each Statutory Prospectus and the Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

The following information replaces the table in its entirety appearing under the heading “Fund Summary – Management of the Fund” in the prospectuses:

Portfolio Managers	Title	Length of Service on the Fund
Matthew Brill	Portfolio Manager	2020
Michael Hyman	Portfolio Manager	2019
Todd Schomberg	Portfolio Manager	2020

The following information replaces in its entirety the bullet points appearing under the heading “Fund Management – Portfolio Managers” in the prospectuses:

•	Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2013.

•	Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2013.

•

Todd Schomberg, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2016. From 2008 to 2016, he served as a Portfolio Manager and Vice President at Voya Investment Management.

Additionally, effective January 14, 2020, the Statement of Additional Information for the Fund is also modified as applicable to reflect the portfolio manager changes above.

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